SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 9, 2002


                              NORTH VALLEY BANCORP
                              --------------------
             (Exact name of registrant as specified in its charter)



          CALIFORNIA                     0-10652                94-2751350
          ----------                     -------                ----------
(State or other jurisdiction of       (File Number)          (I.R.S. Employer
        incorporation)                                    identification number)


                    300 Park Marina Circle, Redding, CA 96001
                    -----------------------------------------
              (Address of principal executive offices and zip code)

                                 (530) 226-2900
                                 --------------
              (Registrant's telephone number, including area code)

         Item 5:  Other Events

         On December 9, 2002, the registrant issued a Press Release declaring a cash dividend of fourteen ($0.14 cents) per share to holders of record at the close of business on December 16, 2002. Attached hereto as Exhibit 99.38 and incorporated herein by this reference is said Press Release dated December 9, 2002.

         Item 7:  Financial Statements and Exhibits

                  (c) Exhibits
                      --------

              (99.38) News Release of North Valley Bancorp dated
                      December 9, 2002.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORTH VALLEY BANCORP


                                       By: /s/ EDWARD CZAJKA
                                           --------------------------
                                           Edward Czajka
                                           Executive Vice President &
                                           CFO

Dated: December 9, 2002

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